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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): DECEMBER 15, 2005


                               MOVADO GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            SWISS CREDIT FACILITY.

            On December 15, 2005, Movado Group, Inc. (the "Company"), MGI Luxury Group S.A. ("MGI") and Movado Watch Company SA ("Movado SA" and, together with MGI, "Foreign Subsidiary Borrowers") entered into a Credit Agreement, among the Company, Foreign Subsidiary Borrowers, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Securities, Inc., as sole lead arranger and sole bookrunner, Bank of America, N.A., as syndication agent, and The Bank of New York and Citibank, N.A., as documentation agents (the "Swiss Credit Agreement").

            The Swiss Credit Agreement provides for a revolving credit facility of 90.0 million Swiss francs. The proceeds from the revolving credit facility will be used for (a) working capital and other general corporate purposes, (b) purposes of effecting a corporate reorganization of the ownership of Foreign Subsidiary Borrowers, and/or (c) purposes of making a repatriation dividend to the Company. The revolving credit facility will mature on December 15, 2010.

            The obligations of the Foreign Subsidiary Borrowers are guaranteed by the Company under a Parent Guarantee, dated as of December 15, 2005, in favor of the Lenders.

            Until the date immediately preceding the first day of the calendar month following the date of delivery of the first annual or quarterly financial statements after December 15, 2005, the credit facility bears interest at a rate equal to the LIBO Rate (as defined in the Swiss Credit Agreement) plus .50% per annum, after which it will bear interest at a rate equal to the LIBO Rate plus a margin ranging from .50% per annum to .875% per annum (depending upon a leverage ratio).

            The representations, covenants, and events of default in the Swiss Credit Agreement are customary for financing transactions of this nature. Events of default in the Swiss Credit Agreement include, among others, (a) the failure to pay when due the obligations owing under the credit facility; (b) the failure to perform and not timely remedy certain covenants; (c) cross default; (d) the occurrence of bankruptcy or insolvency events; (e) the occurrence of certain unsatisfied judgements against the Company or any of its subsidiaries; and (f) the failure to repay certain indebtedness. Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the Swiss Credit Agreement.

            The affirmative and negative covenants in the Swiss Credit Agreement include, among others, (a) preservation of existence, (b) payment of taxes, (c) maintenance of insurance, (d) limitations on liens, (e) limitations on dividends, redemptions and repurchases with respect of capital stock (subject to a dividend basket), and (f) limitations on transactions with affiliates.


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            The financial covenants in the Swiss Credit Agreement include (a) an average debt coverage ratio not to exceed 3.25x and (b) a minimum interest coverage ratio of 3.50x. The credit facility is also subject to a maximum capital expenditures limit of $25,000,000 per fiscal year, and $100,000,000 in the aggregate through maturity.

            US CREDIT FACILITY.

            On December 15, 2005, the Company and the Foreign Subsidiary Borrowers (together the "Borrowers") entered into a Credit Agreement, among Borrowers, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, as Swing Line Bank, and as Issuing Bank, JPMorgan Securities, Inc., as sole lead arranger and sole bookrunner, Bank of America, N.A., as syndication agent, and The Bank of New York and Citibank, N.A., as documentation agents (the "US Credit Agreement").

            The US Credit Agreement provides for a revolving credit facility of $50.0 million (including a sublimit for borrowings in Swiss francs of up to $25.0 million) with a provision to allow for an increase of an additional $50.0 million subject to certain terms and conditions. The proceeds from the revolving credit facility will be used for working capital and other general corporate purposes. The revolving credit facility will mature on December 15, 2010.

            The obligations of the Foreign Subsidiary Borrowers are guaranteed by the Company under a Parent Guarantee, dated as of December 15, 2005, in favor of the Lenders. The obligations of the Company are guaranteed by certain domestic subsidiaries of the Company under subsidiary guarantees, dated as of December 15, 2005, in favor of the Lenders.

            Until the date immediately preceding the first day of the calendar month following the date of delivery of the first annual or quarterly financial statements after December 15, 2005, the credit facility bears interest, at Borrower's option, at a rate equal to the Adjusted LIBO Rate (as defined in the US Credit Agreement) plus .50% per annum, or the Alternate Base Rate (as defined in the US Credit Agreement), after which it will bear interest, at Borrower's option, at a rate equal to the Adjusted LIBO Rate plus a margin ranging from ..50% per annum to .875% per annum (depending upon a leverage ratio), or the Alternate Base Rate.

            The representations, covenants, and events of default in the US Credit Agreement are customary for financing transactions of this nature. Events of default in the US Credit Agreement include, among others, (a) the failure to pay when due the obligations owing under the credit facility; (b) the failure to perform and not timely remedy certain covenants; (c) cross default; (d) the occurrence of bankruptcy or insolvency events; (e) the occurrence of certain unsatisfied judgements against the Company or any of its subsidiaries; and (f) the failure to repay certain indebtedness. Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the US Credit Agreement.


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            The affirmative and negative covenants in the US Credit Agreement include, among others, (a) preservation of existence, (b) payment of taxes, (c) maintenance of insurance, (d) limitations on liens, (e) limitations on dividends, redemptions and repurchases with respect of capital stock (subject to a dividend basket), and (f) limitations on transactions with affiliates.

            The financial covenants in the US Credit Agreement include (a) an average debt coverage ratio not to exceed 3.25x and (b) a minimum interest coverage ratio of 3.50x. The credit facility is also subject to a maximum capital expenditures limit of $25,000,000 per fiscal year, and $100,000,000 in the aggregate through maturity.



ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            See the discussion under Item 1.01 above, which discussion is incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   December 20, 2005

                                             MOVADO GROUP, INC.


                                             By: /s/ Frank V. Kimick
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                                             Name:  Frank V. Kimick
                                             Title: Vice President and Treasurer